UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): February 24, 2011


                           PORTSMOUTH SQUARE, INC.
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


       California                     0-4057               94-1674111
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


    10940 Wilshire Blvd., Suite 2150, Los Angeles, CA          90024
    -------------------------------------------------         --------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Fiscal 2010 Annual Meeting of the Shareholders of Portsmouth Square, Inc. (the "Company") was held on February 24, 2011 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, all of management's nominees: John V. Winfield, Jerold R. Babin, Josef
A. Grunwald, John C. Love and William J. Nance, were elected as Directors of the Company to serve until the next Annual Meeting. At the Annual Meeting, the shareholders also voted in favor of the ratification of the Audit Committee's selection of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011. In addition, the shareholders also approved, in a non-binding vote, the compensation of the Company's named executive officers and voted for three years as the frequency that a shareholder vote to approve the compensation of the Company's named executive officers should be held. The final tabulation of the votes follows:


Proposal (1) - Election of Directors:

   Nominees               Votes For        Withheld        Broker Non-Votes
----------------          ---------        --------        ----------------
John V. Winfield           666,629           8,521              25,396
Jerold R. Babin            666,727           8,423              25,396
Josef A. Grunwald          666,629           8,521              25,396
John C. Love               666,727           8,423              25,396
William J. Nance           666,629           8,521              25,396


Proposal (2) - Ratification of the Appointment of Burr Pilger Mayer, Inc. as
               The Company's Independent Registered Public Accounting Firm for the fiscal year ending June 30 2011:

  Votes For             Against            Abstained        Broker Non-Votes
  ---------             -------            ---------        ----------------
   699,487                  31               1,038                   -


Proposal (3) - To approve, in a non-binding vote, the compensation of the
               Company's named executive officers:

  Votes For             Against            Abstained        Broker Non-Votes
  ---------             -------            ---------        ----------------
   665,402               8,503               1,245              25,396


 Proposal (4) - To determine, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years:

  One Year     Two Years     Three Years     Abstained      Broker Non-Votes
  --------     ---------     -----------     ---------      ----------------
   16,126        56,142        599,299        3,583            25,396

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

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PORTSMOUTH SQUARE, INC.


Dated: February 28, 2011                 By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala, Vice President,
                                             Secretary & General Counsel

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